SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

Onvia, Inc.

(Exact name of registrant as specified in its charter)

000-29609

(Commission File Number)

Delaware	91-1859172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1260 Mercer Street

Seattle, WA 98109

(Address of principal executive offices, with zip code)

(206) 282-5170

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 9, 2004, Onvia, Inc., a Delaware corporation, issued a press release announcing earnings for the third quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1 Press release, dated November 9, 2004, announcing earnings for the third quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onvia, Inc.

November 9, 2004	By:	/s/ Michael D. Pickett
Michael D. Pickett
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release, dated November 9, 2004, announcing earnings for the third quarter ended September 30, 2004.